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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                                                   EXHIBIT 23.2


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Numbers 333-37070, 333-56680 and 333-56956.



                                          /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
July 31, 2001